Mondelez International CAGNY Conference February 17, 2015 Exhibit 99.2

Irene Rosenfeld Chairman and CEO

Forward-looking statements
This presentation contains a number of forward-looking statements. Words, and variations of words, such as “will,” “expect,” “would,”
“plan,” “likely,” “estimate,” “believe,” “hope,” “anticipate,” “look to,” “drive,” “positioned,” “target,” “commitment,” “objective,” “outlook”
and similar expressions are intended to identify our forward-looking statements, including, but not limited to, statements about: our future performance, including our future revenue growth, operating income growth, earnings per share, margins, interest expense, taxes and cash flow; category growth; growth in emerging markets; focusing our portfolio; consumer demand and consumption; cost-
reduction actions; productivity and productivity savings and improvement; supply chain and overhead costs; our transformation agenda; innovation; our investments and the results of those investments; our operating model; currency and the effect of foreign exchange translation on our results of operations; the costs of, cost savings generated by, timing of expenditures under and completion of our restructuring program; the cash proceeds and ownership interest to be received in and timeframe for completing the coffee transactions; acquisitions; achievement of our strategic objectives; capital expenditures; share repurchases; dividends;
shareholder value and returns to shareholders; and our Outlook, including 2015 Organic Net Revenue growth, Adjusted Operating
Income margin, Adjusted EPS and Free Cash Flow. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those indicated in our forward-looking statements. Such factors include, but are not limited to, risks from operating globally and in emerging markets, changes in currency exchange rates, continued volatility of commodity and other input costs, pricing actions, weakness in economic conditions, weakness in consumer spending, unanticipated disruptions to our business, competition, the restructuring program and our other transformation initiatives not yielding the anticipated benefits, changes in the assumptions on which the restructuring program is based, failing to successfully complete the coffee transactions or other acquisitions on the anticipated time frames and tax law changes. Please also see our risk factors, as they may be amended from time to time, set forth in our filings with the SEC, including our most recently filed Annual Report on Form 10-K. Mondelez International disclaims and does not undertake any obligation to update or revise any forward-looking statement in this presentation, except as required by applicable law or regulation.

Well-positioned to deliver strong shareholder returns Leveraging our unique assets Delivering on cost-reduction initiatives Generating strong cash flow 4

A global snacks powerhouse … 5 Snacks 75% Beverages 16% $34B in net revenues in 2014 Cheese & Grocery 9% Biscuits #1 Chocolate #1 Gum #2 Candy #1 Global Market Share Ranking

… with leading brands in each snacks category… 6

7 Emerging markets Organic Net Revenue +7% in 2014 Significant white space opportunities $34B in net revenues in 2014 Emerging Markets 38% Developed Markets 62% … and an advantaged global footprint

Why we like snacks $1.2 trillion global snacking market 1 Well-aligned with consumer trends High margin Expandable consumption Grows with GDP in emerging markets 8 1. Source: Euromonitor

Global snack category growth well-above
other food categories
Category 2011 2012 2013 2014
Biscuits 7.3% 7.4% 5.5% 5.1%
Chocolate 5.9% 6.0% 5.3% 3.7%
Gum 2.0% 0.1% 0.7% 0.4%
Candy 6.4% 6.2% 4.5% 2.9%
Total Snacks 6.1% 5.9% 4.7% 3.9%
Powdered Beverages 9.7% 11.5% 10.6% 13.1%
Coffee 12.3% 7.2% (1.9)% 0.5%
6.8% 6.1% 3.8% 3.6%

Total Global Category Growth
1
1. Total Global Category Growth includes biscuits, chocolate, gum, candy, coffee, powdered beverages and cream cheese categories in key markets.  Global Category Growth based on available
Nielsen Global Data through December 2014 for measured channels in key markets where the company competes. The company has adjusted the 2014 Global Category Growth calculation to reflect current rather than average 2013 currency rates for the hyperinflationary markets of Venezuela and Argentina in order to better represent underlying category growth for the Total Portfolio. Absent the adjustment in the calculation, 2014 Global Category Growth would have been 4.7% for Total Snacks and 4.3% for the Total Portfolio.

Long-term strategies and targets unchanged
Organic Net Revenue Growth:
At or Above Category Growth
Adjusted Operating Income
Growth:  High Single Digit
Adjusted EPS Growth:
Double Digit
Long-Term Targets

Focus portfolio on snacks
Reduce supply chain and
overhead costs
Invest in advantaged
brands, innovation
platforms and routes to
market

In 2014, delivered strong earnings growth, margin
expansion and cash flow

1.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
2.  Constant currency.
Organic
Net Revenue
Growth
1
+2.4%
Adjusted
OI Margin
1
12.9%
+80 bps
Adjusted
EPS
Growth
1,2
+23.4%
2013-2014
Free Cash Flow
excluding items
1
+30% vs. target
Return of
Capital to
Shareholders
$2.9 billion

Long-term strategy drives 2015 transformation agenda
focus
our
portfolio
Complete coffee JV
transactions
Integrate bolt-on
acquisitions
Improve revenue mix
reduce
costs
Deliver strong net productivity
Move Power Brands to
advantaged assets
Drive down overheads
via ZBB
invest
for
growth
Invest in Power Brands,
innovation platforms and RTM
Leverage operating model to
drive speed and scale

Creating the world’s leading pure-play coffee company

focus
our
portfolio
$3.4B in 2013 Net Revenue
Jacobs Douwe Egberts
$3.8B in 2014 Net Revenue
~$7B Net Revenue
1. As provided by D.E Master Blenders 1753
1

84% of revenue from snacks after JV formed
Optimizes capital allocation to core
snacks
JV structure enables MDLZ to participate
in future coffee growth
€4B expected cash proceeds

focus
our
portfolio
Snacks
Beverages
Cheese &
Grocery
75%
16%
9%
84%
6%
10%
Based on 2014 Revenue
Reported Excluding
Coffee

Kinh Do strengthens portfolio in Vietnam
Advantaged Portfolio:
Biscuits
and mooncakes leader
Local Scale:
~$175MM in sales
Growing Market:
90MM people,
50%+ under 30 years old
Distribution Platform:
Network
covers 130,000 outlets

focus
our
portfolio

Capture rapid growth of “free-from,” better-for-you
snacks with Enjoy Life
U.S. allergen-free segment
growing 30%+
1
~$40MM in revenue with good
expansion potential
To be operated on a stand-alone
basis

focus
our
portfolio
1. Based on AC Nielsen data

Strategic decisions to improve revenue mix in 2015

focus
our
portfolio
~1 pp headwind to Organic Net Revenue growth in 2015
Discontinue
low-margin,
customer-
specific
product lines
Exit
low-margin
products from
spin-off
Ongoing
SKU
simplification

Power Brands and innovation platforms driving growth

Grow ~2x company rate
Carry significantly higher
margins
~80% of A&C support
Accounts for nearly all
incremental A&C spending
in 2015
Power
Brands
62%
Other
Brands
38%
Power Brands
$34B in net revenues in 2014
Invest
for
Growth

Driving growth by expanding innovation platforms
Created new biscuit occasion
Sold in 54 countries
Organic Net Revenue CAGR
+35% since 2011

Drove category expansion and
growth of core tablets
Sold in 54 countries
Offered under multiple brands
$200MM
Platform
$650MM
Platform
~13% of net revenues from innovation
Invest
for
Growth

Expanding Marvellous Creations platform globally 20 2014 2015 & beyond 2013 2012 $40MM Revenue $500MM Platform by 2018 Invest for Growth

Investing in routes to market, especially traditional
trade

MDLZ Coverage of Traditional Trade Outlets
2015E
Increase
’15E vs. ’13
% Outlets
Covered ’15E
Increase
’15E vs. ’13
347,000 +37,000 36% +3 pp
1,250,000 +233,000 16% +2 pp
507,000 +24,000 23% +1 pp
Invest
for
Growth

Leverage operating model to drive focus,
scale and speed
Consistent region-based, category-led operating model
– Improves ability to accelerate growth platforms and best practices
– Simplifies and standardizes processes to drive speed/reduce costs
Chief Growth Officer at center of new operating model

Invest
for
Growth

Long-term strategies and targets unchanged
Organic Net Revenue Growth:
At or Above Category Growth
Adjusted Operating Income
Growth:  High Single Digit
Adjusted EPS Growth:
Double Digit
Long-Term Targets

Focus portfolio on snacks
Reduce supply chain and
overhead costs
Invest in advantaged
brands, innovation
platforms and routes to
market

Daniel Myers EVP Integrated Supply Chain

Priorities
Three Year
Financial Goals
$3B Gross Productivity
Cost Savings
(~$1B/per year; ~4.5% of COGS)
$1.5B Net Productivity
Cost Savings
(~$0.5B/per year; ~2.3% of COGS)
$1B Cash Flow
•
Step change leadership talent
& capabilities
•
Transform global manufacturing
platforms
•
Redesign the supply chain
network
•
Drive productivity programs to
fuel growth
•
Improve cash management

Supply Chain Reinvention on track
reduce
costs

Acquisitions drove supply chain complexity Significant number of SKUs, formats and formulas Fragmented supplier base Sub-scale plants with low efficiency assets 1990 2000 2010 26 reduce costs

27 Upgraded talent in 45% of critical roles Changed 75% of senior leadership team Step changed leadership talent & capabilities reduce costs

Global platform transformation process 28 reduce costs

30%+ cost savings
2x output of current
North American assets
20%+ cost savings
Flexibility to produce wide
range of package sizes
20%+ cost savings
Significantly reduced
manufacturing time
Lines of the Future driving savings
Development process results in reduced engineering, installation and start-up costs
Drives conversion cost savings through increased throughput, less waste and lower headcount per line

reduce
costs

New Brownfield &
Greenfield Sites
11 5
Power Brands on
Advantaged
Assets
~15% ~25% ~70% by ’18
Advantaged Lines
Installed
40+ 35
Net Revenue
per Plant
~$200MM ~$230MM > $300MM by ’18
2012 2013 – 2015E 2016E – 2018E

Redesigning supply chain to deliver world-class
efficiency
reduce
costs

Support growth volume in the Americas Repatriate co-man volume 2 LOF on-line Q4’14; 2 additional lines in Q1’15 31 Salinas, Mexico biscuit facility now on-stream reduce costs

North America
(includes Salinas)
1 greenfield
12 lines
Europe
1
3 brownfields
15 lines
EEMEA
2 brownfields
1 greenfield
4 lines
Latin
America
1 brownfield
5 lines
Asia Pacific
2 brownfields
1 greenfield
7 lines
1.  Excludes Coffee and Cheese & Grocery

Invested $1.5B in network transformation since 2012
reduce
costs

33 Changing our network around the world reduce costs Curitiba, Brazil

34 Changing our network around the world reduce costs Manama, Bahrain

35 Changing our network around the world reduce costs Sri City, India

36 Changing our network around the world reduce costs East Suzhou, China

37 Changing our network around the world reduce costs Opava, Czech Republic

38 Changing our network around the world reduce costs Skarbimierz, Poland

39 Changing our network around the world reduce costs Ladkrabang, Thailand

40 Changing our network around the world reduce costs Bournville, UK

Integrated Lean Six Sigma Procurement Transformation Simplicity 41 Stepping up productivity delivery reduce costs

Integrated
Lean Six Sigma
2014 Key Achievements
43 sites
$300MM+ productivity
75% reduction in safety incidents
12,000+ colleagues trained
Key Future Objectives
Expand to 50 more sites
$750MM+ productivity by 2018
Integrated Lean Six Sigma delivers best-in-class
reliability and efficiency
reduce
costs

Procurement
Transformation
2014 Key Achievements
Spend towers in place
4%+ gross productivity delivered
Key Future Objectives
Target 5% gross productivity
– Leverage scale
– Drive sustainable savings
Procurement transformation driving savings
reduce
costs

Simplicity
2014 Key Achievements
Streamlining EU Biscuits
– On-track for 60% reduction in complexity by 2016
Key Future Objectives
Apply learnings to EU Chocolate
– Creates high-scale platform
– Target 10%+ total cost reduction
Applying simplicity initiatives across categories
reduce
costs

45 1.1% 1.8% 2.5% 2.8% 2.8%+ Net Productivity as Percentage of COGS Delivering world-class productivity levels reduce costs 2011 2012 2013 2014 2015E-2018E

Receivables Inventory Payables
Target $1 billion in incremental cash over three years
Focusing on cash management to fund future
investments in capital and growth
reduce
costs
• Payment terms
rationalization
• Frequency extension
• Supply chain financing
• Raw and pack
• Finished goods
• Infrastructure
• Processes & technology
• Terms compliance
• Sales phasing
• Term negotiations

Cash Conversion Cycle (in days)
Generated ~$600MM incremental
cash in 2014
– Reduced CCC 23 days in 2 years
Further working capital opportunity
Based on balances as of year-end
On track to generate $1B incremental cash
reduce
costs
33
20
10
2012 2013 2014

Successfully executing on SCR initiative

Upgraded talent and core
leadership
Delivered 2.8% net productivity
in 2014
Targeting 2.8%+ net productivity
with strong project pipeline
Productivity
Generated incremental
$600 million of cash in 2014
Further working capital opportunity
Cash Management
Manufacturing Platforms
Qualified biscuit, chocolate and
gum Lines of the Future
Installing lines to drive conversion
cost savings
Network Redesign
Opened Salinas, Mexico
greenfield facility in Q4’14
Greenfield and brownfield sites
under construction
reduce
costs
Talent & Capabilities

Brian Gladden EVP and Chief Financial Officer

Overheads as % of Net Revenue
2013 2016E
Significantly reducing overhead costs
Identify and capture sustainable cost
reductions with zero-based approach (ZBB)
Three key initiatives:
– Indirect Costs
– People Costs & Org Model
– Shared Services
Savings driving margin improvement
and
fueling growth investments
reduce
costs

Early success with ZBB approach to indirect costs

1. Information Systems
2. Travel
3. Facilities
4. Contractors & Consultants
5. Perquisites
6. Company Vehicles
7. Events & Sponsorships
8. Recruitment & Development
9. Legal Services
10. Financial Services
11. Outsourced Business Support
12. Sales Support
13. Marketing Support
~50% of overhead savings opportunity
Benchmarking best-in-class spending levels / policies
All categories over benchmark spending levels
New policies introduced during 2014
Bottoms-up budgets locked for 2015
Executive ownership for each cost package
reduce
costs

Adopted new policies for indirect spending
Opportunity
Target
Savings Select Drivers
Travel ~45%
Reduce travel consumption by ~35%
Implement industry standard travel policies
Globally negotiate provider contracts
Information
Systems
~35%
Reduce application portfolio by ~50%
Rationalize and virtualize IT infrastructure
Consolidate voice, data service & application vendors
Contractors &
Consultants
~25%
Centralize pre-approval to curb consumption of services
Eliminate/minimize temporary services
Lever global scale for recurring third-party providers

reduce
costs

Streamlining how we work

Organization Shared Services
Eliminate redundancies by adopting
region-based, category-led model
– Key driver +300bps  OI margin in Europe
– Implemented in NA in 2014
Greater centralization of certain
functions (e.g., Procurement)
Simplify and standardize processes
Focus on scalable, transactional
processes in Finance, HR, Receivables
and Payables
Leverage outsourced partner and
captive models
~50% of overhead savings opportunity
reduce
costs

2014-2018 Restructuring Program enables
$1.5B of expected incremental savings
$3.5B total P&L cost
$2B capex included in
total short-term target of
~5% of revenue
Costs Benefits
Drives margin
expansion
Provides fuel for
growth
Indirect
Costs
Supply
Chain
People Costs
& Org Model
$1.5B
~25%
~25%
~50%
2018 Exit Run-Rate

reduce
costs
– $2.5B cash
– $1B non-cash

Targeting 15%-16% Adjusted OI margin in 2016

Beyond 2016,
opportunity to drive
continued margin
expansion and
fund growth
Adjusted Operating Income Margin
1. See GAAP to Non-GAAP reconciliation at the end of this presentation.
reduce
costs
12.1%
1
12.9%
1
~14%
15%-16%
2013 2014 2015E 2016E

2015 Outlook – Income Statement

Target
Organic Net Revenue Growth 2%+
Estimated FX Impact on Net Revenue Growth
1
~(11)pp
Adjusted Operating Income Margin ~14%
Interest Expense ~$825MM
Effective Tax Rate High Teens
Adjusted Earnings Per Share Growth (constant FX) Double-Digit %
Estimated FX Impact on EPS
1
~$(0.30)
1. Based on January 30, 2015 spot rates.

Strong cash flow generation

($ in billions)
Net Cash Provided by Operating Activities
excluding items and Restructuring Program
1
$4.1 $4.3            $4.0
Capital Expenditures (including Restructuring)
(1.6) (1.6)           (1.8)
2012-14 and 2014-18 Restructuring Programs (0.2) (0.2)           (1.0)
Free Cash Flow excluding items
1
$2.3
$2.5           $1.2
FY 13 FY 14 FY 15E
Free Cash Flow
Includes
~$0.5B
FX headwind
1. See GAAP to Non-GAAP reconciliation at the end of this presentation.

Disciplined capital deployment based on returns

Reinvest to Drive
Top-Tier Growth
M&A
Return Capital
to Shareholders
Debt
Reduction
Focus on chocolate, biscuits, gum and candy categories
Predominantly in emerging markets
Brand support and route-to-market expansion
Supply Chain Reinvention
Overhead reductions
$7.7B share repurchase authorization through 2016
($3.1B remaining; $1B–$2B per year)
Modest dividend, increasing over time; 30% minimum payout ratio
Maintain investment grade rating with access to tier 2 CP
Preserve balance sheet flexibility

Long-term strategies and targets unchanged
Organic Net Revenue Growth:
At or Above Category Growth
Adjusted Operating Income
Growth:  High Single Digit
Adjusted EPS Growth:
Double Digit
Long-Term Targets

Focus portfolio on snacks
Reduce supply chain and
overhead costs
Invest in advantaged
brands, innovation
platforms and routes to
market

DEFINITIONS OF THE COMPANY’S NON-GAAP FINANCIAL MEASURES
The company’s non-GAAP financial measures and corresponding metrics reflect how the company evaluates its operating results currently and provide improved comparability of operating results.  As new events or circumstances arise, these definitions could change over time:
“Organic Net Revenue” is defined as net revenues excluding the impact of acquisitions, divestitures (including businesses under sales agreements and exits of major product lines under a sale or licensing agreement), Integration Program costs, accounting calendar changes and currency rate fluctuations.
“Adjusted Gross Profit” is defined as gross profit excluding the impacts of pension costs related to obligations transferred in the Spin-Off, the 2012-2014
Restructuring Program, the Integration Program and other acquisition integration costs and the operating results of divestitures (including businesses under sales agreements and exits of major product lines under a sale or licensing agreement).  The company also evaluates growth in the company’s
Adjusted Gross Profit on a constant currency basis.
“Adjusted Operating Income” and “Adjusted Segment Operating Income” are defined as operating income (or segment operating income) excluding the impacts of Spin-Off Costs, pension costs related to the obligations transferred in the Spin-Off, the 2012-2014 Restructuring Program, the 2014-2018
Restructuring Program, the Integration Program and other acquisition integration costs, the remeasurement of net monetary assets in Venezuela, the benefit from the Cadbury acquisition-related indemnification resolution, incremental costs associated with the JDE coffee transactions, impairment charges related to goodwill and intangible assets, gains / losses from divestitures or acquisitions, acquisition-related costs and the operating results of divestitures (including businesses under sales agreements and exits of major product lines under a sale or licensing agreement).  The company also evaluates growth in the company’s Adjusted Operating Income and Adjusted Segment Operating Income on a constant currency basis.
“Adjusted EPS”  is defined as diluted EPS attributable to Mondelez International from continuing operations excluding the impacts of Spin-Off Costs, pension costs related to the obligations transferred in the Spin-Off, the 2012-2014 Restructuring Program, the 2014-2018 Restructuring Program, the
Integration Program and other acquisition integration costs, the remeasurement of net monetary assets in Venezuela, the net benefit from the Cadbury acquisition-related indemnification resolution, the loss on debt extinguishment and related expenses, the residual tax benefit impact from the resolution of the Starbucks arbitration, hedging gains / losses and incremental costs associated with the JDE coffee transactions, impairment charges related to goodwill and intangible assets, gains / losses from divestitures or acquisitions, acquisition-related costs and net earnings from divestitures (including businesses under sales agreements and exits of major product lines under a sale or licensing agreement), and including an interest expense adjustment related to the Spin-Off  transaction.  The company also evaluates growth in the company’s Adjusted EPS on a constant currency basis.
“Free Cash Flow excluding items” is defined as Free Cash Flow (net cash provided by operating activities less capital expenditures) excluding taxes paid on the Starbucks arbitration award and cash payments associated with accrued interest and other related fees due to the company’s completion of a
$1.6 billion cash tender offer  on February 6, 2014 and a $3.4 billion cash tender offer on December 18, 2013 for some of its outstanding high-coupon long-term debt.

GAAP to Non-GAAP Reconciliation
Net Revenues to Organic Net Revenues
International
For the Twelve Months Ended December 31, 2014
Reported (GAAP) 34,244 $
Divestitures -
Acquisitions (14)
Currency 1,806
Organic (Non-GAAP) 36,036 $
For the Twelve Months Ended December 31, 2013
Reported (GAAP) 35,299 $
Divestitures (70)
Accounting calendar change (38)
Organic (Non-GAAP) 35,191 $
% Change
Reported (GAAP) (3.0)%
Divestitures 0.2 pp
Acquisitions -
Accounting calendar change 0.1
Currency 5.1
Organic (Non-GAAP) 2.4%
(in millions of U.S. dollars)  (Unaudited)
Mondelez

GAAP to Non-GAAP Reconciliation

Net
Revenues
Operating
Income
Operating
Income
margin
Net
Revenues
Operating
Income
Operating
Income
margin
Reported (GAAP) 34,244 $     3,242 $       9.5% 35,299 $     3,971 $       11.2%
Integration Program and other acquisition integration costs -                   (4)                 -                   220
Spin-Off Costs -                   35                 -                   62
2012-2014 Restructuring Program -                   459               -                   330
Acquisition-related costs -                   2                  -                   2
Net Benefit from Indemnification Resolution -                   -                   -                   (336)
Remeasurement of net monetary assets in Venezuela -                   167               -                   54
Gains on acquisition and divestitures, net -                   -                   -                   (30)
Divestitures -                   -                   (70)                (6)
2014-2018 Restructuring Program -                   381               -                   -
Costs associated with the JDE coffee transactions -                   77                 -                   -
Intangible asset impairment -                   57                 -                   -
Adjusted (Non-GAAP) 34,244 $     4,416 $       12.9% 35,229 $     4,267 $       12.1%
For the Twelve Months Ended
December 31, 2014
For the Twelve Months Ended
December 31, 2013
Operating Income To Adjusted Operating Income
(in millions of U.S. dollars) (Unaudited)

Diluted EPS % Growth
2013 Diluted EPS Attributable to Mondelez International (GAAP) 2.19 $
Discontinued Operations 0.90
2013 Diluted EPS Attributable to Mondelez International from
Continuing Operations 1.29
Integration Program and other acquisition integration costs 0.10
Spin-Off Costs 0.02
2012-2014 Restructuring Program costs 0.14
Net benefit from indemnification resolution (0.20)
Loss on debt extinguishment and related expenses 0.22
Residual tax impact associated with starbucks arbitration resolution (0.02)
Remeasurement of net monetary assets in Venezuela 0.03
Gains on acquisition and divestitures, net (0.04)
2013 Adjusted EPS (Non-GAAP) 1.54
Increase in operations 0.25
Gain on sale of property in 2013 (0.03)
VAT related benefits 0.04
Unrealized gains/(losses) on hedging activities (0.07)
Lower interest and other expense, net 0.08
Changes in shares outstanding 0.08
Changes in income taxes 0.01
2014 Adjusted EPS (Constant Currency) (Non-GAAP) 1.90              23.4%
Unfavorable foreign currency - translation (0.14)
2014 Adjusted EPS (Non-GAAP) 1.76              14.3%
Spin-Off Costs (0.01)
2012-2014 Restructuring Program costs (0.21)
Remeasurement of net monetary assets in Venezuela (0.09)
Loss on debt extinguishment and related expenses (0.18)
Intangible asset impairment charges (0.02)
2014-2018 Restructuring Program costs (0.16)
Income / (costs) associated with the JDE coffee transactions 0.19
2014 Diluted EPS Attributable to Mondelez International (GAAP) 1.28 $           (41.6)%
Diluted EPS to Adjusted EPS
(Unaudited)
For the Twelve Months
Ended December 31,
GAAP to Non-GAAP Reconciliation

GAAP to Non-GAAP Reconciliation
2013 2014
Net Cash Provided by Operating Activities (GAAP) 6,410 $    3,562 $
Capital Expenditures (1,622) (1,642)
Free Cash Flow (Non-GAAP) 4,788 $    1,920 $
Items
Cash impact of the resolution of the Starbucks arbitration
(1)
(2,616) 498
Cash payments for accrued interest and other related fees associated with debt tendered as of December 18, 2013
(2)
81 -
Cash payments for accrued interest and other related fees associated with debt tendered as of February 6, 2014 (3) - 47
Free Cash Flow excluding items (Non-GAAP) 2,253 $    2,465 $
(1)
(2)
(3)
On December 18, 2013, the company completed a $3.4 billion cash tender offer for some of its outstanding high coupon long-term debt.  The amount above reflects the cash payments associated with accrued interest and other related fees.
On February 6, 2014, the company completed a $1.6 billion cash tender offer for some of its outstanding high coupon long-term debt.  The amount above reflects the cash payments associated with accrued interest and other related fees.
Net Cash Provided by Operating Activities
to Free Cash Flow excluding items
(in millions of U.S. dollars)  (Unaudited)
For the year ended
December 31,
During the fourth quarter of 2013, the dispute with Starbucks Coffee Company was resolved.  The amount for 2013 noted above reflects the cash received from Starbucks of $2,764 million net of $148 million attorney's fees paid. The amount noted above for 2014 reflects the taxes paid associated with the net cash received and additional attorney's fees paid in 2014.

GAAP to Non-GAAP Reconciliation
2013 2014
Net Cash Provided by Operating Activities (GAAP) 6,410 $    3,562 $
Items
Cash impact of the resolution of the Starbucks arbitration
(1)
(2,616) 498
Cash payments for accrued interest  and other related fees associated with debt tendered as of December 18, 2013 (2) 81 -
Cash payments for accrued interest  and other related fees associated with debt tendered as of February 6, 2014 (3) - 47
Restructuring Programs
Cash payments for the 2012-2014 and 2014-2018 Restructuring Programs related to expenses 221 191
Net Cash Provided by Operating Activities excluding items and Restructuring Programs (Non-GAAP)
4,096 $    4,298 $
(1)
(2)
(3)
On December 18, 2013, the company completed a $3.4 billion cash tender offer for some of its outstanding high coupon long-term debt.  The amount above reflects the
On February 6, 2014, the company completed a $1.6 billion cash tender offer for some of its outstanding high coupon long-term debt.  The amount above reflects the
Net Cash Provided by Operating Activities
(in millions of U.S. dollars)  (Unaudited)
For the year ended
December 31,
During the fourth quarter of 2013, the dispute with Starbucks Coffee Company was resolved.  The amount for 2013 noted above reflects the cash received from
Starbucks of $2,764 million net of $148 million attorney's fees paid. The taxes associated with net cash received was paid in 2014.
cash payments associated with accrued interest and other related fees.
cash payments associated with accrued interest and other related fees.